UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 14, 2015, Global Defense & National Security Holdings LLC (“Sponsor”), the sponsor of Global Defense & National Security Systems, Inc. (“GDEF” or the “Company”) agreed to lend the Company $0.06 per share for deposit into the Company’s trust account with American Stock Transfer & Trust Company, LLC for each eligible share of the Company’s common stock sold in the Company’s initial public offering (the “Public Shares”) that is not redeemed in connection with the July 17, 2015 stockholder vote to approve amendments to the Company’s amended and restated certificate of incorporation to extend the date before which the Company must complete a business combination (the “Extension Amendments”). The Company will make the deposit contingent upon stockholder approval of the Extension Amendments. The holders of Public Shares who do not redeem their Public Shares in connection with the vote to approve the Extension Amendments will remain eligible to have their shares redeemed for their pro rata portion of the increased trust account (1) in connection with the anticipated vote to approve GDEF’s proposed business combination with STG Group, Inc. or (2) if a business combination has not been consummated by the termination date, in connection with the liquidation of the Company in accordance with its amended and restated certificate of incorporation.

The Company will make the additional deposit into the trust account in order to decrease the likelihood that investors elect to redeem their shares in connection with the stockholder vote to approve the Extension Amendments.

The loan from the Sponsor will become due on the earliest to occur of (1) consummation of the Company’s initial business combination and (2) termination of the Company’s existence in accordance with the Company’s amended and restated certificate of incorporation.

A copy of the Company’s press release announcing the incentive is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 8.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

About the Company

Global Defense & National Security Systems, Inc. (Nasdaq: GDEF) is a public company formed to acquire operating businesses in the U.S. defense and national security sector. The Company was established in 2013 by the leadership of Global Strategies Group (GLOBAL), an international defense and national security company operating and investing in the sector since 1998. The Company was established as part of the GLOBAL strategy to build technology businesses operating at the nexus of U.S. defense and national security priorities. www.globalgroup.com

Additional Information About the Transaction and Where to Find It

In connection with the proposed transaction between STG, Inc. (“STG”) and the Company pursuant to the terms of the Stock Purchase Agreement, dated as of June 8, 2015, by and among the Company, STG, the stockholders of STG, and Simon Lee as Stockholders’ Representative, the Company has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on July 10, 2015. The Company also filed a definitive proxy statement with the SEC on June 26, 2015 for its proposal to amend and restate its amended and restated certificate of incorporation to extend the amount of time it has to complete the business combination from 21 months to 24 months (the “Extension Proposal”). Investors are urged to read these proxy statements (including all amendments and supplements) because they will contain important information. Investors may obtain free copies of the proxy statements when they become available, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). The definitive proxy statement in connection with the proposed transaction will be mailed to stockholders of the Company as of a record date to be established for voting upon the proposed transaction, and the definitive proxy statement for the Extension Proposal was mailed to stockholders on or about July 1, 2015. These documents may also be obtained for free from the Company’s Investor Relations web site (http://investor.gdef.com/) or by directing a request to the Company at: Global Defense & National Security Systems, Inc., 11921 Freedom Drive, Suite 550, Two Fountain Square, Reston, VA 20190.

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s stockholders. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on March 25, 2015. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the transaction by reading the preliminary and definitive proxy statements regarding the transaction and the Extension Proposal, which will be filed with the SEC.

Forward Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties, including risks and uncertainties concerning the Company’s proposed business combination with STG, STG’s expected financial performance, as well as STG’s strategic and operational plans. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the proposed business combination transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the possibility that the Company may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: July 14, 2015	/s/ Frederic Cassis
Frederic Cassis
Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Press Release dated July 14, 2015.